UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

COMMUNITY BANCORP
 (Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 878-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On May 4, 2009, Community Bancorp (the “Company”) announced by press release that Community Bank of Nevada amended its Reports of Condition and Income (“Call Reports”) with the Federal Deposit Insurance Corporation (“FDIC”) for the third and fourth quarter 2008 and filed its first quarter 2009 Call Report. Community Bank of Arizona amended its fourth quarter 2008 Call Report and also filed its first quarter 2009 Call Report. A copy of the press release is attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated May 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)

Date:	May 6, 2009

/s/ Edward M. Jamison

Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit 99.1 Press Release dated May 4, 2009